CARILLON SERIES TRUST
Carillon ClariVest Capital Appreciation Fund
Carillon ClariVest International Stock Fund
Carillon Cougar Tactical Allocation Fund
Carillon Eagle Growth & Income Fund
Carillon Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund
Carillon Scout International Fund
Carillon Scout Mid Cap Fund
Carillon Scout Small Cap Fund
Carillon Reams Core Bond Fund
Carillon Reams Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund
(collectively, the “Funds”)

SUPPLEMENT DATED JUNE 19, 2019 TO THE
PROSPECTUS AND SUMMARY PROSPECTUSES
DATED MARCH 1, 2019

1.	Carillon Eagle Growth & Income Fund (the “G&I Fund”)

Effective July 1, 2019, Brad Erwin, CFA®, will join the G&I Fund’s Portfolio Management Team as a Portfolio Manager.

As a result, effective July 1, 2019, the following changes are made to the Prospectus and the G&I Fund’s Summary Prospectus, as applicable.

The “Portfolio Managers” section on page 5 of the Summary Prospectus and the “Summaries - Carillon Eagle Growth & Income Fund - Portfolio Managers” section on page 19 of the Prospectus are deleted and replaced with the following:

Portfolio Managers | Edmund Cowart, CFA®, David Blount, CFA®, CPA, Harald Hvideberg, CFA®, and Brad Erwin, CFA®, are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Cowart and Blount have been Portfolio Managers of the fund since 2011. Mr. Hvideberg has served as the fund’s Portfolio Manager since 2014. Mr. Erwin has served as the fund’s Portfolio Manager since July 1, 2019.

In the “Portfolio Managers” section of the Prospectus, the paragraph regarding the G&I Fund on page 80 is deleted and replaced with the following:

•
Carillon Eagle Growth & Income Fund — Edmund Cowart, CFA®, David Blount, CFA®, CPA, Harald Hvideberg, CFA®, and  Brad Erwin, CFA® are Portfolio Managers of the fund and are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Cowart and Blount have been Portfolio Managers of the fund since 2011. Mr. Hvideberg has served as the fund’s Portfolio Manager since 2014. Mr. Erwin has served as the fund’s Portfolio Manager since July 1, 2019. Mr. Cowart joined Eagle in 1999 and has been a Senior Vice President, Managing Director and Portfolio Manager at Eagle since 1999. Mr. Blount joined Eagle in 1993, was a Senior Research Analyst at Eagle from 1999 through 2008 and has been a Portfolio Manager at Eagle since 2008. Prior to joining Eagle in 2014, Mr. Hvideberg served as Managing Director, Chief Investment Officer, and Portfolio Manager at Wood Asset Management from 2004 to 2014 and as a Portfolio Manager at William R. Hough & Co. from 1999 to

2004. Mr. Erwin joined Eagle in 2015 and has been a Senior Research Analyst at Eagle since 2015.

2.	Carillon ClariVest International Stock Fund (the “International Stock Fund”)

Effective immediately, the following changes are made to the Prospectus and the International Stock Fund’s Summary Prospectus, as applicable.

In the “Principal Risks” section on page 3 of the Summary Prospectus and the “Summaries - Carillon ClariVest International Stock Fund - Principal Risks” section on page 7 of the Prospectus, the following paragraph is added immediately after the paragraph regarding investing in other investment companies.

•
Japan investment risk is the risk that Japan, which like many Asian countries, is still heavily dependent upon international trade, may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, strength of the yen, and regional and global conflicts.  The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance.  Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on the fund’s performance and increase the volatility of an investment in the fund.

In the “Additional Information About Principal Risk Factors” section of the Prospectus, a row titled “Japan” is added to the table on page 69 immediately after the row titled “Interest rate” and an “X” is placed under the column for the International Stock Fund with respect to “Japan” risk.  Additionally, on page 74, the following paragraph is added immediately after the paragraph titled “Issuer.”

Japan | A significant portion of a fund’s total assets may be invested in the securities of Japanese issuers, in accordance with the fund’s benchmark. Japan, like many Asian countries, is still heavily dependent upon international trade and may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan has in the past intervened in the currency markets, which could cause the value of the yen to fluctuate sharply and unpredictably. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis. Relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on a fund’s performance and increase the volatility of an investment in a fund.

3.	All Funds.

Effective July 1, 2019, in the “Your Investment –Class R-3, R-5, and R-6 Shares” section of the Prospectus, the first paragraph on page 89 is deleted and replaced with the following:

Class R-3, R-5 and R-6 shares generally are available only to eligible employer retirement and benefit plans, including 401(k) plans, 403(b) plans, 457 plans, profit-sharing and money purchase plans, defined benefit plans, nonqualified deferred compensation plans, certain voluntary employee benefit association and post-retirement benefit plans (“Retirement and Benefit Plans”) and Health Savings Accounts. Class R-3, R-5 and R-6 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts or individual 401(k) or 403(b) plans.

4.	All Funds.

Effective July 1, 2019, in the “Principal Risks” section of each Fund’s Summary Prospectus and the “Summaries - Principal Risks” section of the Prospectus with respect to each Fund, the following disclosure is added in alphabetical order.

Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund's ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially.

In the “Additional Information About Principal Risk Factors” section of the Prospectus, a row titled “Securities Lending” is added to the tables on pages 69 and 70 immediately after the row titled “Sectors” and an “X” is placed under the column for each Fund with respect to “Securities Lending” risk.  Additionally, on page 76, the following paragraph is added immediately after the paragraph titled “Sectors.”

Securities Lending | A fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a fund's securities lending agent may indemnify the fund against that risk. There is a risk that the assets of a fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the fund.  Borrowers of a fund's securities typically provide collateral in the form of cash that is reinvested in securities.  A fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund's ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities' borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as "qualified dividend income.”

5.	All Funds.

Effective July 1, 2019, the following is added immediately prior to the “Your Investment - Sales Charge Reductions - Front-end sales load waivers on Class A shares available at Raymond James” section of the Prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds’ prospectus or SAI.

Effective July 1, 2019, in the “Your Investment - Sales Charge Reductions - Front-end sales load waivers on Class A shares available at Raymond James” section of the Prospectus, the second bullet point is deleted and replaced with the following:

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

Effective July 1, 2019, the “Your Investment - Sales Charge Reductions - Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation” section of the Prospectus is deleted and replaced with the following:

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* * * * *
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

CARILLON SERIES TRUST
Carillon Eagle Growth & Income Fund

SUPPLEMENT DATED JUNE 19, 2019 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2019

Effective July 1, 2019, Brad Erwin, CFA®, will join the Portfolio Management Team as a Portfolio Manager for the Carillon Eagle Growth & Income Fund (the “fund”).

As a result, the Statement of Additional Information (“SAI”) is amended as described below, effective July 1, 2019.

In the “Fund Information - Portfolio Managers - Eagle (Growth & Income, Mid Cap Growth, Small Cap Growth) - Compensation” section of the SAI, the sub-section titled “Edmund Cowart, David Blount, and Harald Hvideberg (Growth & Income)” is deleted and replaced with the following:

B.  Edmund Cowart, David Blount, Harald Hvideberg, and Brad Erwin (Growth & Income)

As of December 31, 2018, Messrs. Cowart, Blount and Hvideberg are each responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	1	$60 million
Other pooled investment vehicles	0	$0
Other accounts	7,230	$3.5 billion

In none of the above “other accounts” is the advisory fee payable to Eagle based upon the account’s performance and none of the assets managed pay a performance fee.

As of May 31, 2019, Mr. Erwin is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	0	$0

In none of the above “other accounts” is the advisory fee payable to Eagle based upon the account’s performance and none of the assets managed pay a performance fee.

Mr. Cowart’s, Mr. Blount’s, Mr. Hvideberg’s and Mr. Erwin’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the S&P 500 Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of December 31, 2018, Mr. Cowart owns $0, Mr. Blount owns between $100,001 and $500,000, Mr. Hvideberg owns $0 of the fund’s shares and, as of May 31, 2019, Mr. Erwin owns between $10,001 and $50,000 of the fund’s shares.